SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-12


                         TEMPLETON EMERGING MARKETS FUND
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transactions applies:

(2)  Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing party:

(4)  Date filed:

[LOGO]
  FRANKLIN/R/ TEMPLETON/R/
  INVESTMENTS

                        TEMPLETON EMERGING MARKETS FUND

                       IMPORTANT SHAREHOLDER INFORMATION

   These materials are for the Annual Meeting of Shareholders scheduled for February 27, 2004 at 10:00 a.m. Eastern time. The enclosed materials discuss the proposal (the "Proposal") to be voted on at the meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Templeton Emerging Markets Fund (the "Fund"). If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but do not specify a vote for the Proposal, your proxy will be voted FOR the Proposal.

   We urge you to spend a few minutes reviewing the Proposal in the proxy statement. Then, please fill out and sign the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings.

   We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN(R) (1-800-342-5236).


                         TELEPHONE AND INTERNET VOTING

  For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.

[LOGO]
  FRANKLIN/R/ TEMPLETON/R/
  INVESTMENTS

                        TEMPLETON EMERGING MARKETS FUND

                 NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

   The Annual Meeting of Shareholders (the "Meeting") of Templeton Emerging Markets Fund (the "Fund") will be held at the Fund's offices, 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida 33394-3091 on February 27, 2004 at 10:00 a.m. Eastern time.

   During the Meeting, shareholders of the Fund will vote on the following
Proposal:

    . The election of four Trustees of the Fund to hold office for the terms specified.

                                          By Order of the Board of Trustees,

                                          Barbara J. Green
                                          Secretary

January 20, 2004


  Many shareholders hold shares in more than one Templeton fund and will receive proxy material for each fund owned. Please sign and promptly return each proxy card in the self-addressed envelope regardless of the number of shares you own.

                        TEMPLETON EMERGING MARKETS FUND

                                PROXY STATEMENT

..INFORMATION ABOUT VOTING

  Who is asking for my vote?

   The Trustees of Templeton Emerging Markets Fund (the "Fund"), in connection with the Fund's Annual Meeting of Shareholders, have requested your vote.

  Who is eligible to vote?

   Shareholders of record at the close of business on January 2, 2004 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and proxy statement were first mailed to shareholders of record on or about January 20, 2004.

  On what issue am I being asked to vote?

   You are being asked to vote on the election of four nominees to the position of Trustee.

  How do the Fund's Trustees recommend that I vote?

   The Trustees unanimously recommend that you vote FOR the election of the four nominees.

  How do I ensure that my vote is accurately recorded?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, a control number and separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for the Proposal, your shares will be voted FOR the nominees for Trustee.

  May I revoke my proxy?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received at or prior to the Meeting, or by attending the Meeting and voting in person.

  What if my shares are held in a brokerage account?

   If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a "Legal Proxy" from your broker and present it to the Inspector of Election at the Meeting.

..THE PROPOSAL:  ELECTION OF TRUSTEES

  How are nominees selected?

   The Board of Trustees of the Fund (the "Board" or the "Trustees") has a Nominating Committee (the "Committee") consisting of Frank J. Crothers, Edith
E. Holiday and Gordon S. Macklin, none of whom is an "interested person" as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Trustees who are not interested persons of the Fund are referred to as the "Independent Trustees" and Trustees who are interested persons of the Fund are referred to as the "Interested Trustees."

   The Committee is responsible for selecting candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate's qualifications, the Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Committee has established as minimum qualifications for Board membership as an Independent Trustee: (1) that such candidate be independent from relationships with the Fund's investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act,
(2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member, and (3) that such candidate have no continuing relationship as a director, officer or board member of any mutual fund other than those within the Franklin Templeton Investments fund complex.

   When the Board has or expects to have a vacancy, the Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by shareholders. Such individuals are evaluated based upon the criteria described above. To date, the Committee has been able to identify, and expects to continue to be able to identify from its own resources, an ample number of qualified candidates. The Committee, however, will review shareholders' recommendations to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Committee at the Fund's offices.

   The Board has adopted and approved a formal written charter for the Committee. A copy of the charter is attached as Exhibit A to this proxy statement.

  Who are the nominees and Trustees?

   The Board is divided into three classes. Each class has a term of three years. Each year the term of office of one class expires. This year, the terms of four Trustees expire. Harmon E. Burns, Charles B. Johnson, Frank A. Olson and Constantine D. Tseretopoulos have been nominated for three-year terms, set to expire at the 2007 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. Among these Trustees, Harmon E. Burns and Charles B. Johnson are each deemed to be an "interested person" for purposes of the 1940 Act. All of the nominees are currently members of the Board; however, Mr. Olson is standing for election by shareholders of the Fund for the first time. An incumbent Independent Trustee recommended Mr. Olson for consideration by the Committee as a nominee for Trustee. In addition, all of the current nominees and Trustees are also directors or trustees of other Franklin(R) funds and/or Templeton(R) funds.

   Certain Trustees of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles
B. Johnson and Rupert H. Johnson, Jr., who owned approximately 18.14% and
15.47%,

                                      2

respectively, of its outstanding shares as of August 31, 2003. Resources, a global investment organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board, Trustee and Vice President of the Fund, and Rupert H. Johnson, Jr., Vice President of the Fund, are brothers. There are no family relationships among any of the Trustees or nominees for Trustee.

   Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Trustees.

   Listed below, for the nominees and Trustees, are their names, ages and addresses, as well as their positions and length of service with the Fund, principal occupations during the past five years, the number of portfolios in the Franklin Templeton Investments fund complex that they oversee, and any other directorships held by the nominee or Trustee.

Nominees for Independent Trustee to serve until 2007 Annual Meeting of
Shareholders:

                                                               Number of
                                                             Portfolios in
                                                               Franklin
                                                               Templeton
                                                              Investments
                                                             Fund Complex
                                             Length of Time   Overseen by
      Name, Age and Address        Position      Served        Trustee*         Other Directorships Held
-------------------------------------------------------------------------------------------------------------
Frank A. Olson (71)                Trustee     Since 2003         20        Director, Becton, Dickinson
  500 East Broward Blvd.                                                    and Co. (medical technology);
  Suite 2100                                                                White Mountains Insurance
  Fort Lauderdale, FL                                                       Group Ltd. (holding company);
  33394-3091                                                                and Amerada Hess Corporation
                                                                            (exploration and refining of oil
                                                                            and gas).

Principal Occupation During Past 5 Years:
Chairman of the Board, The Hertz Corporation (car rental) (since 1980) (Chief Executive Officer 1977-1999);
and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
-------------------------------------------------------------------------------------------------------------
Constantine D. Tseretopoulos (49)  Trustee     Since 1999         20                      None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Physician, Lyford Cay Hospital (1987-present); and director of various nonprofit organizations; and formerly,
Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore
Medical Center (1982-1985).
-------------------------------------------------------------------------------------------------------------

                                      3


Nominees for Interested Trustee to serve until 2007 Annual Meeting of Shareholders:
                                                                      Number of
                                                                    Portfolios in
                                                                      Franklin
                                                                      Templeton
                                                                     Investments
                                                                    Fund Complex
                                                  Length of          Overseen by
Name, Age and Address            Position        Time Served          Trustee*         Other Directorships Held
--------------------------------------------------------------------------------------------------------------------
**Harmon E. Burns (58)            Trustee       Trustee since            38                      None
  One Franklin Parkway           and Vice          1992 and
  San Mateo, CA                  President      Vice President
  94403-1906                                      since 1996

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director,
Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton
Investments.

--------------------------------------------------------------------------------------------------------------------
**Charles B. Johnson (70)        Chairman        Chairman of             142                     None
  One Franklin Parkway            of the        the Board and
  San Mateo, CA                   Board,        Trustee since
  94403-1906                      Trustee          1995 and
                                 and Vice       Vice President
                                 President        since 1992

Principal Occupation During Past 5 Years:
Chairman of the Board, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------

Independent Trustees serving until 2006 Annual Meeting of Shareholders:
Betty P. Krahmer (74)             Trustee         Since 1990             21                      None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Director or Trustee of various civic associations; and formerly, Economic Analyst, U.S. government.
--------------------------------------------------------------------------------------------------------------------

                                      4

                                                           Number of
                                                         Portfolios in
                                                           Franklin
                                                           Templeton
                                                          Investments
                                                         Fund Complex
                                             Length of    Overseen by
Name, Age and Address            Position   Time Served    Trustee*            Other Directorships Held
----------------------------------------------------------------------------------------------------------------
Gordon S. Macklin (75)           Trustee    Since 1993        142       Director, White Mountains Insurance
  500 East Broward Blvd.                                                Group, Ltd. (holding company); Martek
  Suite 2100                                                            Biosciences Corporation; MedImmune,
  Fort Lauderdale, FL                                                   Inc. (biotechnology); Overstock.com
  33394-3091                                                            (Internet services); and Spacehab, Inc.
                                                                        (aerospace services); and formerly,
                                                                        Director, MCI Communication
                                                                        Corporation (subsequently known as MCI
                                                                        WorldCom, Inc. and WorldCom, Inc.)
                                                                        (communications services) (1988-2002).

Principal Occupation During Past 5 Years:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and formerly, Chairman, White
River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-
1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
----------------------------------------------------------------------------------------------------------------
Fred R. Millsaps (74)            Trustee    Since 1990        28                         None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and
formerly, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice
President, Florida Power and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
----------------------------------------------------------------------------------------------------------------

Independent Trustees serving until 2005 Annual Meeting of Shareholders:
Harris J. Ashton (71)            Trustee    Since 1992        142       Director, Bar-S Foods (meat packing
  500 East Broward Blvd.                                                company).
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until
2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
----------------------------------------------------------------------------------------------------------------

                                      5


                                                                 Number of
                                                               Portfolios in
                                                                 Franklin
                                                                 Templeton
                                                                Investments
                                                               Fund Complex
                                               Length of        Overseen by
Name, Age and Address           Position      Time Served        Trustee*          Other Directorships Held
------------------------------------------------------------------------------------------------------------------
Frank J. Crothers (59)          Trustee       Since 1999            20                       None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Chairman, Ventures Resources Corporation (Vice Chairman 1996-2003); Vice Chairman, Caribbean Utilities Co.
Ltd.; Director and President, Provo Power Company Ltd.; Director, Caribbean Electric Utility Services
Corporation (Chairman until 2002); director of various other business and nonprofit organizations; and formerly,
Chairman, Atlantic Equipment & Power Ltd. (1977-2003).
------------------------------------------------------------------------------------------------------------------
S. Joseph Fortunato (71)        Trustee       Since 1992            143                      None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------
Edith E. Holiday (51)           Trustee       Since 1996             96          Director, Amerada Hess
  500 East Broward Blvd.                                                         Corporation (exploration and
  Suite 2100                                                                     refining of oil and gas);
  Fort Lauderdale, FL                                                            Beverly Enterprises, Inc.
  33394-3091                                                                     (health care); H.J. Heinz
                                                                                 Company (processed foods and
                                                                                 allied products); RTI
                                                                                 International Metals, Inc.
                                                                                 (manufacture and distribution
                                                                                 of titanium); and Canadian
                                                                                 National Railway (railroad).

Principal Occupation During Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-
1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison--United
States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------

                                      6

Interested Trustee serving until 2005 Annual Meeting of Shareholders:
                                                            Number of
                                                          Portfolios in
                                                            Franklin
                                                            Templeton
                                                           Investments
                                                          Fund Complex
                                           Length of       Overseen by
Name, Age and Address        Position     Time Served       Trustee*           Other Directorships Held
--------------------------------------------------------------------------------------------------------------
**Nicholas F. Brady (73)     Trustee      Since 1993           21           Director, Amerada Hess
 500 East Broward Blvd.                                                     Corporation (exploration and
 Suite 2100                                                                 refining of oil and gas); and
 Fort Lauderdale, FL                                                        C2, Inc. (operating and
 33394-3091                                                                 investment business); and
                                                                            formerly, Director, H.J. Heinz
                                                                            Company (processed foods and
                                                                            allied products) (1987-1988;
                                                                            1993-2003).

Principal Occupation During Past 5 Years:
Chairman, Darby Overseas Investments, Ltd., Darby Emerging Markets Investments LDC and Darby
Technology Ventures Group, LLC (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd.
and Franklin Templeton Investment Fund; and formerly, Chairman, Templeton Emerging Markets Investment
Trust PLC (until 2003), Secretary of the United States Department of the Treasury (1988-1993); Chairman of the
Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-
December 1982).
--------------------------------------------------------------------------------------------------------------

 * We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers, and also may share a common underwriter.
** Nicholas F. Brady, Harmon E. Burns and Charles B. Johnson are "interested persons" of the Fund as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of trustees. Mr. Johnson is considered an interested person of the Fund due to his position as an officer and director and major shareholder of Resources, which is the parent company of the Fund's Investment Manager, and his position with the Fund. Mr. Burns is considered an interested person of the Fund due to his position as an officer and director of Resources and his position with the Fund. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. On October 1, 2003, Resources acquired all of the shares of Darby Overseas Investments, Ltd. ("Darby Investments") and the remaining portion of the limited partner interests not currently owned by Resources of Darby Overseas Partners, L.P. ("Darby Partners"). Mr. Brady, formerly a shareholder of Darby Investments and a partner of Darby Partners, will continue as Chairman of Darby Investments, which is the corporate general partner of Darby Partners. In addition, Darby Partners and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. ("DEMF"). Mr. Brady will also continue to serve as Chairman of the corporate general partner of DEMF, and Darby Partners and Darby Investments own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC ("DTV") in which Darby Partners is a significant investor and for which Darby Partners has the right to appoint a majority of the directors. Templeton Global Advisors Limited also

                                      7

   is a limited partner in Darby--BBVA Latin America Private Equity Fund, L.P. ("DBVA"), a private equity fund in which Darby Partners is a significant investor, and the general partner of which Darby Partners controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd. ("TCAL"), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources. The remaining nominees and Trustees of the Fund are Independent Trustees.

   The following tables provide the dollar range of the equity securities of the Fund and of all funds overseen by the Trustees in the Franklin Templeton Investments fund complex beneficially owned by the Trustees of the Fund as of December 31, 2003.

Independent Trustees:

                                                       Aggregate Dollar Range of Equity
                                                    Securities in all Funds Overseen by the
                             Dollar Range of Equity    Trustee in the Franklin Templeton
Name of Trustee              Securities in the Fund        Investments Fund Complex
-------------------------------------------------------------------------------------------
Harris J. Ashton............      $1--$10,000                    Over $100,000
Frank J. Crothers...........          None                       Over $100,000
S. Joseph Fortunato.........      $1--$10,000                    Over $100,000
Edith E. Holiday............      $1--$10,000                    Over $100,000
Betty P. Krahmer............    $10,001--$50,000                 Over $100,000
Gordon S. Macklin...........      $1--$10,000                    Over $100,000
Fred R. Millsaps............          None                       Over $100,000
Frank A. Olson..............          None                       Over $100,000
Constantine D. Tseretopoulos          None                       Over $100,000

Interested Trustees:
                                                       Aggregate Dollar Range of Equity
                                                    Securities in all Funds Overseen by the
                             Dollar Range of Equity    Trustee in the Franklin Templeton
Name of Trustee              Securities in the Fund        Investments Fund Complex
-------------------------------------------------------------------------------------------
Nicholas F. Brady...........    $10,001--$50,000                 Over $100,000
Harmon E. Burns.............          None                       Over $100,000
Charles B. Johnson..........    $10,001--$50,000                 Over $100,000

  How often do the Trustees meet and what are they paid?

   The role of the Trustees is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of all shareholders. The Trustees anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Trustees also oversee the services furnished to the Fund by Templeton Asset Management Ltd.--Hong Kong Branch, the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund currently pays the Independent Trustees and Mr. Brady an annual retainer of $2,000 and a fee of $200 per Board meeting attended. Trustees serving on the Audit Committee of the Fund and other investment companies in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

                                      8

   During the fiscal year ended August 31, 2003, there were five meetings of the Board, three meetings of the Audit Committee, and five meetings of the Nominating Committee. Each Trustee then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served. The Fund does not currently have a formal policy regarding Trustees' attendance at annual shareholders' meetings. One Trustee attended the Fund's last annual meeting held on February 28, 2003.

   Certain Trustees and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.

                                                                                Number of Boards within
                                                     Total Compensation from       Franklin Templeton
                             Aggregate Compensation     Franklin Templeton      Investments Fund Complex
Name of Trustee                  from the Fund*     Investments Fund Complex** on which Trustee Serves***
---------------------------------------------------------------------------------------------------------
Harris J. Ashton............         $3,000                  $369,700                      46
Nicholas F. Brady...........          3,000                    82,300                      15
Frank J. Crothers...........          3,042                   106,400                      14
S. Joseph Fortunato.........          3,000                   369,700                      47
Andrew H. Hines, Jr.****....          3,024                   202,225                       1
Edith E. Holiday............          3,000                   297,707                      32
Betty P. Krahmer............          3,000                   136,100                      15
Gordon S. Macklin...........          3,000                   369,700                      46
Fred R. Millsaps............          3,024                   204,225                      17
Frank A. Olson*****.........            533                    54,150                      14
Constantine D. Tseretopoulos          3,042                   104,600                      14

--------
   * Compensation received for the fiscal year ended August 31, 2003.
  ** Compensation received for the calendar year ended December 31, 2003.
 *** We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 51 registered investment companies, with approximately 154 U.S. based funds or series.
**** Mr. Hines retired effective December 31, 2003.
***** Mr. Olson was appointed to the Board in May 2003.

   The table above indicates the total fees paid to Trustees by the Fund individually and by all of the funds in Franklin Templeton Investments. These Trustees also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Trustees and the Fund's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can more effectively oversee the management of the funds.

                                      9

   Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of the fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing this policy, a board member's fund holdings existing on February 27, 1998 were valued as of such date, with subsequent investments valued at cost.

  Who are the Executive Officers of the Fund?

   Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for the Executive Officers are their names, ages and addresses, as well as their positions and length of service with the Fund, and principal occupations during the past five years.

Name, Age and Address                               Position                      Length of Time Served
------------------------------------------------------------------------------------------------------------------
Charles B. Johnson                       Chairman of the Board, Trustee           Chairman of the Board
                                               and Vice President               and Trustee since 1995 and
                                                                                Vice President since 1992
Please refer to the table "Nominees for Interested Trustee to serve until 2007 Annual Meeting of Shareholders"
for additional information about Mr. Charles B. Johnson.
------------------------------------------------------------------------------------------------------------------
Mark Mobius (67)                         President and Chief Executive        President since 1987 and Chief
  17th Floor, The Chater House           Officer--Investment Management       Executive Officer--Investment
  8 Connaught Road                                                                Management since 2002
  Central
  Hong Kong

Principal Occupation During Past 5 Years:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.;
Executive Vice President and Director, Templeton Global Advisors Limited; and officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin
Templeton Investments; and formerly, President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).
------------------------------------------------------------------------------------------------------------------
Rupert H. Johnson, Jr. (63)                      Vice President                         Since 1996
  One Franklin Parkway
  San Mateo, CA
  94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment
Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------

                                      10

Name, Age and Address                          Position                       Length of Time Served
----------------------------------------------------------------------------------------------------------------
Harmon E. Burns                       Trustee and Vice President             Trustee since 1992 and
                                                                            Vice President since 1996
Please refer to the table "Nominees for Interested Trustee to serve until 2007 Annual Meeting of Shareholders"
for additional information about Mr. Harmon E. Burns.
----------------------------------------------------------------------------------------------------------------
Martin L. Flanagan (43)                     Vice President                         Since 1989
  One Franklin Parkway
  San Mateo, CA
  94403-1906

Principal Occupation During Past 5 Years:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial
Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director,
Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment
Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment
Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin
Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------
Jeffrey A. Everett (39)                     Vice President                         Since 2001
  P.O. Box N-7759
  Lyford Cay, Nassau
  Bahamas

Principal Occupation During Past 5 Years:
President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in
Franklin Templeton Investments; and formerly, Investment Officer, First Pennsylvania Investment Research
(until 1989).
----------------------------------------------------------------------------------------------------------------
Jimmy D. Gambill (56)                 Senior Vice President and                    Since 2002
  500 East Broward Blvd.              Chief Executive Officer--
  Suite 2100                          Finance and Administration
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of
51 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------

                                      11

    Name, Age and Address                           Position                     Length of Time Served
    ------------------------------------------------------------------------------------------------------------------
    John R. Kay (63)                             Vice President                       Since 1994
      500 East Broward Blvd.
      Suite 2100
      Fort Lauderdale, FL
      33394-3091

    Principal Occupation During Past 5 Years:
    Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.;
    Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of
    Franklin Resources, Inc. and of 35 of the investment companies in Franklin Templeton Investments; and
    formerly, Vice President and Controller, Keystone Group, Inc.
    ------------------------------------------------------------------------------------------------------------------
    Murray L. Simpson (66)                       Vice President                       Since 2000
      One Franklin Parkway                       and Assistant
      San Mateo, CA                                Secretary
      94403-1906

    Principal Occupation During Past 5 Years:
    Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin
    Templeton Investments; and formerly, Chief Executive Officer and Managing Director, Templeton Franklin
    Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
    ------------------------------------------------------------------------------------------------------------------
    Barbara J. Green (56)                        Vice President              Vice President since 2000 and
      One Franklin Parkway                       and Secretary                   Secretary since 1996
      San Mateo, CA
      94403-1906

    Principal Occupation During Past 5 Years:
    Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Senior Vice President and
    Secretary, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC,
    Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative
    Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin
    Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment Services,
    Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment Management,
    Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney
    Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and
    Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
    ---------------------------------------------------------------------------------------------------------------------

                                      12

Name, Age and Address                              Position                      Length of Time Served
----------------------------------------------------------------------------------------------------------------
David P. Goss (56)                            Vice President and                      Since 2000
  One Franklin Parkway                       Assistant Secretary
  San Mateo, CA
  94403-1906

Principal Occupation During Past 5 Years:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and formerly,
President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin
Select Realty Trust (until 2000).
----------------------------------------------------------------------------------------------------------------
Michael O. Magdol (66)                  Vice President--AML Compliance                Since 2002
  600 Fifth Avenue
  Rockefeller Center
  New York, NY 10048-0772

Principal Occupation During Past 5 Years:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI
Banque, Arch Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin
Templeton Investments.
----------------------------------------------------------------------------------------------------------------
Kimberley H. Monasterio (40)                    Treasurer and                         Since 2003
  One Franklin Parkway                     Chief Financial Officer
  San Mateo, CA
  94403-1906

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in
Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------

..ADDITIONAL INFORMATION ABOUT THE FUND

   The Investment Manager. The Investment Manager of the Fund is Templeton Asset Management Ltd.--Hong Kong Branch, a Singapore company with a branch office at Two Exchange Square, Hong Kong. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is an indirect, wholly owned subsidiary of Resources.

   The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services") with offices at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Investment Manager. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund.

   The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Fund is Mellon Investor Services LLC, 85 Challenger Road, Ridgefield Park, New Jersey 07660.

                                      13

   The Custodian. The custodian for the Fund is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

   Other Matters. The Fund's last audited financial statements and annual report for the fiscal year ended August 31, 2003 are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

   Principal Shareholders. As of January 2, 2004, the Fund had 17,678,824 shares outstanding and total net assets of $234,585,518.79. The Fund's shares are listed on the NYSE (NYSE: EMF) and on the Pacific Exchange, Inc. From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of January 2, 2004, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.

   In addition, to the knowledge of the Fund's management, as of January 2, 2004, no nominee or Trustee of the Fund owned 1% or more of the outstanding shares of the Fund, and the Trustees and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

   Contacting the Board of Trustees. If a shareholder wishes to send a communication to the Board of Trustees, such correspondence should be in writing and addressed to the Board of Trustees at the Fund's offices, 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention:
Secretary. The correspondence will then be given to the Board for their review and consideration.

..AUDIT COMMITTEE

   Audit Committee and Independent Auditors. The Fund's Audit Committee is responsible for recommending the selection of the Fund's independent auditors, including evaluating their independence, and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal accounting. The Audit Committee also reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian. The Audit Committee is comprised of Messrs. Millsaps (Chairman), Crothers, Olson and Tseretopoulos, all of whom are Independent Trustees and also are considered to be "independent" as that term is defined by the NYSE's listing standards.

   Selection of Independent Auditors. Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $18,267 for the fiscal year ended August 31, 2003 and $18,743 for the fiscal year ended August 31, 2002.

   Audit-Related Fees. The aggregate fees paid to PwC for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Fund's financial statements and not reported under "Audit Fees" above were $921 for the fiscal year ended August 31, 2003 and $275 for the fiscal year ended

                                      14

August 31, 2002. The services for which theses fees were paid included the semi-annual review of shareholder reports, internal control testing and evaluation and services in connection with the Fund's contract renewal.

   In addition, the Audit Committee pre-approves PwC's engagement for audit-related services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The fees for these services were $426,460 for the fiscal year ended August 31, 2003 and $284,400 for the fiscal year ended August 31, 2002.

   Tax Fees. PwC did not render any tax compliance, tax advice or tax planning services for the fiscal year ended August 31, 2003 or for the fiscal year ended August 31, 2002.

   PwC did not render any tax services to the Investment Manager or entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund for the fiscal year ended August 31, 2003 or for the fiscal year ended August 31, 2002.

   All Other Fees.   PwC did not bill for other products and services, other
than the services reported above, for the fiscal year ended August 31, 2003 or for the fiscal year ended August 31, 2002.

   PwC did not render other services to the Investment Manager or certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund, for the fiscal year ended August 31, 2003 or for the fiscal year ended August 31, 2002.

   Audit Committee Pre-Approval Policies and Procedures. As of the date of this Proxy Statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by PwC must be directly pre-approved by the Audit Committee.

   Aggregate Non-Audit Fees. PwC did not render any non-audit services to the Fund, to the Investment Manager or any entity controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund for the fiscal year ended August 31, 2003 and or for the fiscal year ended August 31, 2002.

   Audit Committee Report. The Board has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. A copy of the charter is attached as Exhibit B to this proxy statement.

   As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PwC, the Fund's independent auditors, to discuss the financial statements.

                                      15

   The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PwC, their independence, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the Fund's accounting principles.

   Based on its discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2003 for filing with the U.S. Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          Fred R. Millsaps (Chairman)
                                          Frank J. Crothers
                                          Andrew H. Hines, Jr.
                                          Frank A. Olson
                                          Constantine D. Tseretopoulos

..FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   Solicitation of Proxies. Your vote is being solicited by the Board of Trustees of the Fund. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. If the Fund does not receive your proxy by a certain time you may receive a telephone call from a proxy soliciting agent asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $5,000, plus expenses. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

   Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the Proposal

                                      16

on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

   Quorum. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   Method of Tabulation. The Proposal to elect Trustees requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting on the Proposal at the Meeting. Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the Proposal.

   Adjournment. The Chairman of the Board, the presiding officer of the Fund for the Meeting, and the holders of a majority of the shares present (in person or by proxy) and entitled to vote at the Meeting, each may adjourn the Meeting. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve the Proposal, or for any other reason consistent with Delaware law and the Fund's By-Laws, including to allow for the further solicitation of proxies. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the meeting to the extent permitted by the SEC's proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC's proxy rules and the Fund's proxy statement for the 2003 annual meeting.

   Shareholder Proposals. The Fund anticipates that its next annual meeting will be held on or about February 25, 2005. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund's proxy statement for the 2005 Annual Meeting of Shareholders must send such written proposal to the Fund's offices at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention: Secretary, so that it is received no later than September 22, 2004 in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at the meeting.

   A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund's proxy statement by September 22, 2004, as described above, may nonetheless present a proposal at the Fund's 2005 Annual Meeting of Shareholders if such shareholder notifies the Fund at the Fund's offices, of such proposal not earlier than September 28, 2004 and not later than October 28, 2004. If a shareholder fails to give notice within these dates, then the matter shall not be eligible for consideration at the shareholders' meeting. If, notwithstanding the effect of the foregoing notice provisions, a shareholder proposal is acted upon at the 2005 Annual Meeting of Shareholders, the persons designated as proxy holders for proxies solicited by the Board of Trustees for the 2005 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any shareholder proposal not received by the Fund at the Fund's offices by December 6, 2004. A shareholder proposal may be presented at the 2005 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

                                      17

   In addition to the requirements set forth above, a shareholder must comply with the following:

      1. A shareholder intending to present a proposal must (i) be entitled to vote at the meeting; (ii) comply with the notice procedures set forth in this proxy statement; and (iii) have been a shareholder of record at the time the shareholder's notice was received by the Fund.

      2. Each notice regarding nominations for the election of Trustees shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of outstanding shares of the Fund which are beneficially owned by each such nominee; and (iv) all such other information regarding each such nominee that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had each such nominee been nominated by the Trustees of the Fund. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the Fund.

      3. Each notice regarding business proposals shall set forth as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting;
   (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business; (iii) the number of outstanding shares of the Fund which are beneficially owned by the shareholder; (iv) any material interest of the shareholder in such business; and (v) all such other information regarding each such matter that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had each such matter been proposed by the Trustees of the Fund.

   Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund's proxy statement or presented at the meeting.

                                          By Order of the Board of Trustees,

                                          Barbara J. Green
                                          Secretary

January 20, 2004

                                      18

                                                                      EXHIBIT A

                         NOMINATING COMMITTEE CHARTER

I.  The Committee.

   The Nominating Committee (the "Committee") is a committee of, and established by, the Board of Directors/Trustees of the Fund (the "Board"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent members." For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund ("Disinterested Board members") as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

II.  Board Nominations and Functions.

   1. The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the Fund's investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

   2. The Committee also shall evaluate candidates' qualifications and make recommendations for "interested" members on the Board to the full Board.

   3. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

   4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund's offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III.  Committee Nominations and Functions.

   1. The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

   2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

                                      A-1

   3. The Committee shall, on an annual basis, review the performance of the Disinterested Board members.

IV.  Other Powers and Responsibilities.

   1. The Committee shall meet at least twice each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

   2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

   3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

   4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund's by-laws. In the event of any inconsistency between this Charter and the Fund's organizational documents, the provisions of the Fund's organizational documents shall be given precedence.

   5. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

                ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

   The Committee shall comply with any rules of any stock exchange, if any, applicable to nominating committees of closed-end funds whose shares are registered thereon.

                                      A-2

                                                                      EXHIBIT B

                            AUDIT COMMITTEE CHARTER

I.  The Committee.

   The Audit Committee ("Committee") is a committee of, and established by, the Board of Directors/Trustees of the Fund (the "Board"). The Committee shall consist of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent" members, as defined in Item 3(a)(2) of SEC Form N-CSR ("Disinterested Board members"). Members shall be financially literate. At least one member of the Committee shall be designated by the Board as an "audit committee financial expert," as defined in Item 3(b) of SEC Form N-CSR, unless the Board determines that the Fund does not have an audit committee financial expert on the Committee.

II.  Purposes of the Committee.

   The function of the Committee is to be directly responsible for overseeing the Fund's accounting and auditing processes, which shall include the appointment, compensation, retention and oversight of the work of the Fund's independent auditors ("auditors") engaged (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund. It is management's responsibility to maintain appropriate systems for accounting and internal controls. It is the auditors' responsibility to plan and carry out a proper audit and to report directly to the Committee.

   Consistent with such allocation of functions, the purposes of the Committee are:

   (a) To oversee the Fund's accounting and financial reporting policies and practices and its internal controls, and to obtain, where it deems appropriate, reports on internal controls of service providers to the Fund;

   (b) To oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof;

   (c) To act as a liaison between the Fund's independent auditors and the Board; and

   (d) To consider such other matters as it deems appropriate in carrying out its purpose and any other matters that may be assigned to it by the Board.

   In addition, the Committee shall serve as the Fund's Qualified Legal Compliance Committee ("QLCC") pursuant to Section 205 of the SEC's Standards of Professional Conduct for Attorneys (the "Standards"). In this capacity, the Committee is required to adopt and maintain written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation. "Evidence of a material violation" means credible evidence, based upon which it would be unreasonable, under the circumstances, for a prudent and competent attorney not to conclude that it is reasonably likely that a material violation of an applicable U.S. federal or state securities law, a material breach of fiduciary (or similar duty) to the Fund arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law has occurred, is ongoing, or is about to occur.

III.  Powers and Duties.

   The Committee shall have the following powers and duties to carry out its purposes:

   (a) To select the auditors, subject to approval both by the Board and by a separate vote of the Disinterested Board members, and, in connection therewith, to evaluate the independence of the auditors in accordance with applicable law.

   (b) To be directly responsible for approving the services to be provided by, and the compensation of, the auditors, including:

      (i) pre-approval of all audit and audit related services;

     (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii)pre-approval of all non-audit related services to be provided to the Fund by the auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

     (iv) establishment by the Committee, if deemed necessary or appropriate, as an alternative to Committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the Committee; provided the policies and procedures are detailed as to the particular service and the Committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

   (c) To meet with the auditors, including private meetings, as necessary to
       (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters or concerns relating to the Fund's financial statements, including any recorded and/or unrecorded adjustments to such statements recommended by the auditors, or other results of audits; (iii) consider the auditors' comments with respect to the Fund's financial policies, procedures and internal controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render.

   (d) To receive and consider reports from the auditors:

      (i) as required by generally accepted accounting standards; and

     (ii) annually and by update as required by SEC Regulation S-X, regarding:
          (w) all critical accounting policies and practices of the Fund to be used; (x) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management of the Fund, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors; (y) other material written communications between the auditors and management of the Fund, such as any management letter or schedule of unadjusted differences; and (z) all non-audit services provided to any entity in an investment company complex, as defined in SEC Regulation S-X, that were not pre-approved by the Committee pursuant to SEC Regulation S-X.

   (e) To consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors.

   (f) To investigate improprieties or suspected improprieties in Fund operations.

   (g) In considering the independence of the auditors, to request from the auditors a written statement, and other reports as necessary, describing all relationships between the auditors and the Fund, the Fund's investment adviser and service providers, and other entities advised or serviced by, including any entities controlling, controlled by or under common control with, the investment adviser or any other service providers to the Fund; to obtain and consider periodic reports from the auditors regarding whether the provision of non-audit services is compatible with maintaining the auditors' independence; and to request from the auditors a certificate that they are independent auditors under the Federal securities laws and are in compliance with all standards adopted by the Independence Standards Board.

   (h) To review the experience and qualifications of the senior members of the auditors' team and the quality control procedures of the auditors.

   (i) To require that the auditors regularly provide timely information to the Committee with respect to new rules and pronouncements by applicable regulatory and accounting standards agencies, along with an explanation of how such developments may affect the Fund's financial statements and accounting principles and practices.

   (j) To review, at such times and in the manner deemed appropriate by the Committee, the results of the annual audit and financial statements, and the report of the auditors' audit of the Fund's annual financial statements, including footnotes and any significant audit findings.

   (k) To consider management's evaluation of the Fund's disclosure controls and procedures in connection with certifications of the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer concerning (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Fund's ability to record, process, summarize and report financial data and have identified for the Fund's auditors any material weaknesses in internal controls; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal controls, and for any other purposes the Committee deems appropriate.

   (l) To inform the chief legal officer ("CLO") and chief executive officer ("CEO") of the Fund (or the equivalents thereof) of any report of evidence of a material violation by the Fund, its officers, directors/trustees, employees (if any), or agents (collectively, "affiliates").

   (m) To determine whether an investigation is necessary regarding any report of evidence of a material violation by the Fund or it affiliates.

   (n) If the Committee determines such an investigation is necessary or appropriate, (i) to notify the Board; (ii) to initiate an investigation, which may be conducted by either the CLO or by outside attorneys; and
       (iii) to retain such additional expert personnel as the Committee deems necessary to assist in the investigation.

   (o) At the conclusion of any such investigation, (i) to recommend by a majority vote, that the Fund implement an appropriate response (as defined in Section 205.2(b) of the Standards) to evidence of a material violation, and (ii) to inform the CLO and the CEO and the Board of the results of such investigation and the appropriate remedial measures to be adopted.

   (p) Acting by majority vote, to take all other appropriate action, including the authority to notify the SEC in the event the Fund fails in any material respect to implement an appropriate response that the Committee has recommended the Fund to take.

   (q) To otherwise respond to evidence of a material violation.

IV.  Other Functions and Procedures of the Committee.

   (a) The Committee shall meet at least twice each year or more frequently, in open or executive sessions. The Committee shall meet as frequently as circumstances require with (i) the auditors as provided in III (c), above; and
(ii) management's internal audit department to review and discuss internal audit functions and reports. The Committee may invite members of management, the auditors, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with the auditors, management and others, as and when it deems appropriate.

   (b) The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund or the Fund's adviser regarding accounting, internal accounting controls, or accounting matters; and
(ii) the confidential, anonymous submission by employees of the Fund or the Fund's adviser of concerns regarding questionable accounting or auditing matters.

   (c) The Committee shall have the authority to engage special counsel, experts and advisers as and when it determines necessary to carry out its duties and the Fund must provide for appropriate funding, as determined by the Committee, for payment of (i) compensation to any auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; (ii) compensation to any advisers employed by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

   (d) The Committee shall have unrestricted access to the Fund's management and management of the Fund's adviser, including, but not limited to, their chief executive officer(s), chief financial officer(s), internal auditors and any other executives and financial officers.

   (e) The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

   (f) The Committee shall review this Charter annually, or more frequently if it chooses, and recommend any changes to the Board.

                ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

   The Committee shall comply with rules of the New York Stock Exchange, Inc. and the U.S. Securities and Exchange Commission applicable to closed-end funds, including (i) the preparation of the Audit Committee Disclosure Report required to be included in the Fund's annual proxy statement; and (ii) the review and discussion of Fund financial statements and management policies in accordance with applicable Corporate Governance Rules of the New York Stock Exchange, Inc.

                                                              TLEMF PROXY 01/04

[LOGO]
  FRANKLIN/R/ TEMPLETON/R/
  INVESTMENTS

                        TEMPLETON EMERGING MARKETS FUND

                       IMPORTANT SHAREHOLDER INFORMATION

   These materials are for the Annual Meeting of Shareholders scheduled for February 27, 2004 at 10:00 a.m. Eastern time. The enclosed materials discuss the proposal (the "Proposal") to be voted on at the meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Templeton Emerging Markets Fund (the "Fund"). If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but do not specify a vote for the Proposal, your proxy will be voted FOR the Proposal.

   We urge you to spend a few minutes reviewing the Proposal in the proxy statement. Then, please fill out and sign the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings.

   We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN(R) (1-800-342-5236).


                         TELEPHONE AND INTERNET VOTING

  For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.

[LOGO]
  FRANKLIN/R/ TEMPLETON/R/
  INVESTMENTS

                        TEMPLETON EMERGING MARKETS FUND

                 NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

   The Annual Meeting of Shareholders (the "Meeting") of Templeton Emerging Markets Fund (the "Fund") will be held at the Fund's offices, 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida 33394-3091 on February 27, 2004 at 10:00 a.m. Eastern time.

   During the Meeting, shareholders of the Fund will vote on the following
Proposal:

    . The election of four Trustees of the Fund to hold office for the terms specified.

                                          By Order of the Board of Trustees,

                                          Barbara J. Green
                                          Secretary

January 20, 2004


  Many shareholders hold shares in more than one Templeton fund and will receive proxy material for each fund owned. Please sign and promptly return each proxy card in the self-addressed envelope regardless of the number of shares you own.

                        TEMPLETON EMERGING MARKETS FUND

                                PROXY STATEMENT

..INFORMATION ABOUT VOTING

  Who is asking for my vote?

   The Trustees of Templeton Emerging Markets Fund (the "Fund"), in connection with the Fund's Annual Meeting of Shareholders, have requested your vote.

  Who is eligible to vote?

   Shareholders of record at the close of business on January 2, 2004 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and proxy statement were first mailed to shareholders of record on or about January 20, 2004.

  On what issue am I being asked to vote?

   You are being asked to vote on the election of four nominees to the position of Trustee.

  How do the Fund's Trustees recommend that I vote?

   The Trustees unanimously recommend that you vote FOR the election of the four nominees.

  How do I ensure that my vote is accurately recorded?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, a control number and separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for the Proposal, your shares will be voted FOR the nominees for Trustee.

  May I revoke my proxy?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received at or prior to the Meeting, or by attending the Meeting and voting in person.

  What if my shares are held in a brokerage account?

   If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a "Legal Proxy" from your broker and present it to the Inspector of Election at the Meeting.

..THE PROPOSAL:  ELECTION OF TRUSTEES

  How are nominees selected?

   The Board of Trustees of the Fund (the "Board" or the "Trustees") has a Nominating Committee (the "Committee") consisting of Frank J. Crothers, Edith
E. Holiday and Gordon S. Macklin, none of whom is an "interested person" as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Trustees who are not interested persons of the Fund are referred to as the "Independent Trustees" and Trustees who are interested persons of the Fund are referred to as the "Interested Trustees."

   The Committee is responsible for selecting candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate's qualifications, the Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Committee has established as minimum qualifications for Board membership as an Independent Trustee: (1) that such candidate be independent from relationships with the Fund's investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act,
(2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member, and (3) that such candidate have no continuing relationship as a director, officer or board member of any mutual fund other than those within the Franklin Templeton Investments fund complex.

   When the Board has or expects to have a vacancy, the Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by shareholders. Such individuals are evaluated based upon the criteria described above. To date, the Committee has been able to identify, and expects to continue to be able to identify from its own resources, an ample number of qualified candidates. The Committee, however, will review shareholders' recommendations to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Committee at the Fund's offices.

   The Board has adopted and approved a formal written charter for the Committee. A copy of the charter is attached as Exhibit A to this proxy statement.

  Who are the nominees and Trustees?

   The Board is divided into three classes. Each class has a term of three years. Each year the term of office of one class expires. This year, the terms of four Trustees expire. Harmon E. Burns, Charles B. Johnson, Frank A. Olson and Constantine D. Tseretopoulos have been nominated for three-year terms, set to expire at the 2007 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. Among these Trustees, Harmon E. Burns and Charles B. Johnson are each deemed to be an "interested person" for purposes of the 1940 Act. All of the nominees are currently members of the Board; however, Mr. Olson is standing for election by shareholders of the Fund for the first time. An incumbent Independent Trustee recommended Mr. Olson for consideration by the Committee as a nominee for Trustee. In addition, all of the current nominees and Trustees are also directors or trustees of other Franklin(R) funds and/or Templeton(R) funds.

   Certain Trustees of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles
B. Johnson and Rupert H. Johnson, Jr., who owned approximately 18.14% and
15.47%,

                                      2

respectively, of its outstanding shares as of August 31, 2003. Resources, a global investment organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board, Trustee and Vice President of the Fund, and Rupert H. Johnson, Jr., Vice President of the Fund, are brothers. There are no family relationships among any of the Trustees or nominees for Trustee.

   Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Trustees.

   Listed below, for the nominees and Trustees, are their names, ages and addresses, as well as their positions and length of service with the Fund, principal occupations during the past five years, the number of portfolios in the Franklin Templeton Investments fund complex that they oversee, and any other directorships held by the nominee or Trustee.

Nominees for Independent Trustee to serve until 2007 Annual Meeting of
Shareholders:

                                                               Number of
                                                             Portfolios in
                                                               Franklin
                                                               Templeton
                                                              Investments
                                                             Fund Complex
                                             Length of Time   Overseen by
      Name, Age and Address        Position      Served        Trustee*         Other Directorships Held
-------------------------------------------------------------------------------------------------------------
Frank A. Olson (71)                Trustee     Since 2003         20        Director, Becton, Dickinson
  500 East Broward Blvd.                                                    and Co. (medical technology);
  Suite 2100                                                                White Mountains Insurance
  Fort Lauderdale, FL                                                       Group Ltd. (holding company);
  33394-3091                                                                and Amerada Hess Corporation
                                                                            (exploration and refining of oil
                                                                            and gas).

Principal Occupation During Past 5 Years:
Chairman of the Board, The Hertz Corporation (car rental) (since 1980) (Chief Executive Officer 1977-1999);
and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
-------------------------------------------------------------------------------------------------------------
Constantine D. Tseretopoulos (49)  Trustee     Since 1999         20                      None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Physician, Lyford Cay Hospital (1987-present); and director of various nonprofit organizations; and formerly,
Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore
Medical Center (1982-1985).
-------------------------------------------------------------------------------------------------------------

                                      3


Nominees for Interested Trustee to serve until 2007 Annual Meeting of Shareholders:
                                                                      Number of
                                                                    Portfolios in
                                                                      Franklin
                                                                      Templeton
                                                                     Investments
                                                                    Fund Complex
                                                  Length of          Overseen by
Name, Age and Address            Position        Time Served          Trustee*         Other Directorships Held
--------------------------------------------------------------------------------------------------------------------
**Harmon E. Burns (58)            Trustee       Trustee since            38                      None
  One Franklin Parkway           and Vice          1992 and
  San Mateo, CA                  President      Vice President
  94403-1906                                      since 1996

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director,
Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton
Investments.

--------------------------------------------------------------------------------------------------------------------
**Charles B. Johnson (70)        Chairman        Chairman of             142                     None
  One Franklin Parkway            of the        the Board and
  San Mateo, CA                   Board,        Trustee since
  94403-1906                      Trustee          1995 and
                                 and Vice       Vice President
                                 President        since 1992

Principal Occupation During Past 5 Years:
Chairman of the Board, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------

Independent Trustees serving until 2006 Annual Meeting of Shareholders:
Betty P. Krahmer (74)             Trustee         Since 1990             21                      None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Director or Trustee of various civic associations; and formerly, Economic Analyst, U.S. government.
--------------------------------------------------------------------------------------------------------------------

                                      4

                                                           Number of
                                                         Portfolios in
                                                           Franklin
                                                           Templeton
                                                          Investments
                                                         Fund Complex
                                             Length of    Overseen by
Name, Age and Address            Position   Time Served    Trustee*            Other Directorships Held
----------------------------------------------------------------------------------------------------------------
Gordon S. Macklin (75)           Trustee    Since 1993        142       Director, White Mountains Insurance
  500 East Broward Blvd.                                                Group, Ltd. (holding company); Martek
  Suite 2100                                                            Biosciences Corporation; MedImmune,
  Fort Lauderdale, FL                                                   Inc. (biotechnology); Overstock.com
  33394-3091                                                            (Internet services); and Spacehab, Inc.
                                                                        (aerospace services); and formerly,
                                                                        Director, MCI Communication
                                                                        Corporation (subsequently known as MCI
                                                                        WorldCom, Inc. and WorldCom, Inc.)
                                                                        (communications services) (1988-2002).

Principal Occupation During Past 5 Years:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and formerly, Chairman, White
River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-
1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
----------------------------------------------------------------------------------------------------------------
Fred R. Millsaps (74)            Trustee    Since 1990        28                         None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and
formerly, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice
President, Florida Power and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
----------------------------------------------------------------------------------------------------------------

Independent Trustees serving until 2005 Annual Meeting of Shareholders:
Harris J. Ashton (71)            Trustee    Since 1992        142       Director, Bar-S Foods (meat packing
  500 East Broward Blvd.                                                company).
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until
2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
----------------------------------------------------------------------------------------------------------------

                                      5


                                                                 Number of
                                                               Portfolios in
                                                                 Franklin
                                                                 Templeton
                                                                Investments
                                                               Fund Complex
                                               Length of        Overseen by
Name, Age and Address           Position      Time Served        Trustee*          Other Directorships Held
------------------------------------------------------------------------------------------------------------------
Frank J. Crothers (59)          Trustee       Since 1999            20                       None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Chairman, Ventures Resources Corporation (Vice Chairman 1996-2003); Vice Chairman, Caribbean Utilities Co.
Ltd.; Director and President, Provo Power Company Ltd.; Director, Caribbean Electric Utility Services
Corporation (Chairman until 2002); director of various other business and nonprofit organizations; and formerly,
Chairman, Atlantic Equipment & Power Ltd. (1977-2003).
------------------------------------------------------------------------------------------------------------------
S. Joseph Fortunato (71)        Trustee       Since 1992            143                      None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------
Edith E. Holiday (51)           Trustee       Since 1996             96          Director, Amerada Hess
  500 East Broward Blvd.                                                         Corporation (exploration and
  Suite 2100                                                                     refining of oil and gas);
  Fort Lauderdale, FL                                                            Beverly Enterprises, Inc.
  33394-3091                                                                     (health care); H.J. Heinz
                                                                                 Company (processed foods and
                                                                                 allied products); RTI
                                                                                 International Metals, Inc.
                                                                                 (manufacture and distribution
                                                                                 of titanium); and Canadian
                                                                                 National Railway (railroad).

Principal Occupation During Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-
1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison--United
States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------

                                      6

Interested Trustee serving until 2005 Annual Meeting of Shareholders:
                                                            Number of
                                                          Portfolios in
                                                            Franklin
                                                            Templeton
                                                           Investments
                                                          Fund Complex
                                           Length of       Overseen by
Name, Age and Address        Position     Time Served       Trustee*           Other Directorships Held
--------------------------------------------------------------------------------------------------------------
**Nicholas F. Brady (73)     Trustee      Since 1993           21           Director, Amerada Hess
 500 East Broward Blvd.                                                     Corporation (exploration and
 Suite 2100                                                                 refining of oil and gas); and
 Fort Lauderdale, FL                                                        C2, Inc. (operating and
 33394-3091                                                                 investment business); and
                                                                            formerly, Director, H.J. Heinz
                                                                            Company (processed foods and
                                                                            allied products) (1987-1988;
                                                                            1993-2003).

Principal Occupation During Past 5 Years:
Chairman, Darby Overseas Investments, Ltd., Darby Emerging Markets Investments LDC and Darby
Technology Ventures Group, LLC (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd.
and Franklin Templeton Investment Fund; and formerly, Chairman, Templeton Emerging Markets Investment
Trust PLC (until 2003), Secretary of the United States Department of the Treasury (1988-1993); Chairman of the
Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-
December 1982).
--------------------------------------------------------------------------------------------------------------

 * We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers, and also may share a common underwriter.
** Nicholas F. Brady, Harmon E. Burns and Charles B. Johnson are "interested persons" of the Fund as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of trustees. Mr. Johnson is considered an interested person of the Fund due to his position as an officer and director and major shareholder of Resources, which is the parent company of the Fund's Investment Manager, and his position with the Fund. Mr. Burns is considered an interested person of the Fund due to his position as an officer and director of Resources and his position with the Fund. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. On October 1, 2003, Resources acquired all of the shares of Darby Overseas Investments, Ltd. ("Darby Investments") and the remaining portion of the limited partner interests not currently owned by Resources of Darby Overseas Partners, L.P. ("Darby Partners"). Mr. Brady, formerly a shareholder of Darby Investments and a partner of Darby Partners, will continue as Chairman of Darby Investments, which is the corporate general partner of Darby Partners. In addition, Darby Partners and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. ("DEMF"). Mr. Brady will also continue to serve as Chairman of the corporate general partner of DEMF, and Darby Partners and Darby Investments own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC ("DTV") in which Darby Partners is a significant investor and for which Darby Partners has the right to appoint a majority of the directors. Templeton Global Advisors Limited also

                                      7

   is a limited partner in Darby--BBVA Latin America Private Equity Fund, L.P. ("DBVA"), a private equity fund in which Darby Partners is a significant investor, and the general partner of which Darby Partners controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd. ("TCAL"), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources. The remaining nominees and Trustees of the Fund are Independent Trustees.

   The following tables provide the dollar range of the equity securities of the Fund and of all funds overseen by the Trustees in the Franklin Templeton Investments fund complex beneficially owned by the Trustees of the Fund as of December 31, 2003.

Independent Trustees:

                                                       Aggregate Dollar Range of Equity
                                                    Securities in all Funds Overseen by the
                             Dollar Range of Equity    Trustee in the Franklin Templeton
Name of Trustee              Securities in the Fund        Investments Fund Complex
-------------------------------------------------------------------------------------------
Harris J. Ashton............      $1--$10,000                    Over $100,000
Frank J. Crothers...........          None                       Over $100,000
S. Joseph Fortunato.........      $1--$10,000                    Over $100,000
Edith E. Holiday............      $1--$10,000                    Over $100,000
Betty P. Krahmer............    $10,001--$50,000                 Over $100,000
Gordon S. Macklin...........      $1--$10,000                    Over $100,000
Fred R. Millsaps............          None                       Over $100,000
Frank A. Olson..............          None                       Over $100,000
Constantine D. Tseretopoulos          None                       Over $100,000

Interested Trustees:
                                                       Aggregate Dollar Range of Equity
                                                    Securities in all Funds Overseen by the
                             Dollar Range of Equity    Trustee in the Franklin Templeton
Name of Trustee              Securities in the Fund        Investments Fund Complex
-------------------------------------------------------------------------------------------
Nicholas F. Brady...........    $10,001--$50,000                 Over $100,000
Harmon E. Burns.............          None                       Over $100,000
Charles B. Johnson..........    $10,001--$50,000                 Over $100,000

  How often do the Trustees meet and what are they paid?

   The role of the Trustees is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of all shareholders. The Trustees anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Trustees also oversee the services furnished to the Fund by Templeton Asset Management Ltd.--Hong Kong Branch, the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund currently pays the Independent Trustees and Mr. Brady an annual retainer of $2,000 and a fee of $200 per Board meeting attended. Trustees serving on the Audit Committee of the Fund and other investment companies in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

                                      8

   During the fiscal year ended August 31, 2003, there were five meetings of the Board, three meetings of the Audit Committee, and five meetings of the Nominating Committee. Each Trustee then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served. The Fund does not currently have a formal policy regarding Trustees' attendance at annual shareholders' meetings. One Trustee attended the Fund's last annual meeting held on February 28, 2003.

   Certain Trustees and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.

                                                                                Number of Boards within
                                                     Total Compensation from       Franklin Templeton
                             Aggregate Compensation     Franklin Templeton      Investments Fund Complex
Name of Trustee                  from the Fund*     Investments Fund Complex** on which Trustee Serves***
---------------------------------------------------------------------------------------------------------
Harris J. Ashton............         $3,000                  $369,700                      46
Nicholas F. Brady...........          3,000                    82,300                      15
Frank J. Crothers...........          3,042                   106,400                      14
S. Joseph Fortunato.........          3,000                   369,700                      47
Andrew H. Hines, Jr.****....          3,024                   202,225                       1
Edith E. Holiday............          3,000                   297,707                      32
Betty P. Krahmer............          3,000                   136,100                      15
Gordon S. Macklin...........          3,000                   369,700                      46
Fred R. Millsaps............          3,024                   204,225                      17
Frank A. Olson*****.........            533                    54,150                      14
Constantine D. Tseretopoulos          3,042                   104,600                      14

--------
   * Compensation received for the fiscal year ended August 31, 2003.
  ** Compensation received for the calendar year ended December 31, 2003.
 *** We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 51 registered investment companies, with approximately 154 U.S. based funds or series.
**** Mr. Hines retired effective December 31, 2003.
***** Mr. Olson was appointed to the Board in May 2003.

   The table above indicates the total fees paid to Trustees by the Fund individually and by all of the funds in Franklin Templeton Investments. These Trustees also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Trustees and the Fund's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can more effectively oversee the management of the funds.

                                      9

   Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of the fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing this policy, a board member's fund holdings existing on February 27, 1998 were valued as of such date, with subsequent investments valued at cost.

  Who are the Executive Officers of the Fund?

   Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for the Executive Officers are their names, ages and addresses, as well as their positions and length of service with the Fund, and principal occupations during the past five years.

Name, Age and Address                               Position                      Length of Time Served
------------------------------------------------------------------------------------------------------------------
Charles B. Johnson                       Chairman of the Board, Trustee           Chairman of the Board
                                               and Vice President               and Trustee since 1995 and
                                                                                Vice President since 1992
Please refer to the table "Nominees for Interested Trustee to serve until 2007 Annual Meeting of Shareholders"
for additional information about Mr. Charles B. Johnson.
------------------------------------------------------------------------------------------------------------------
Mark Mobius (67)                         President and Chief Executive        President since 1987 and Chief
  17th Floor, The Chater House           Officer--Investment Management       Executive Officer--Investment
  8 Connaught Road                                                                Management since 2002
  Central
  Hong Kong

Principal Occupation During Past 5 Years:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.;
Executive Vice President and Director, Templeton Global Advisors Limited; and officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin
Templeton Investments; and formerly, President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).
------------------------------------------------------------------------------------------------------------------
Rupert H. Johnson, Jr. (63)                      Vice President                         Since 1996
  One Franklin Parkway
  San Mateo, CA
  94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment
Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------

                                      10

Name, Age and Address                          Position                       Length of Time Served
----------------------------------------------------------------------------------------------------------------
Harmon E. Burns                       Trustee and Vice President             Trustee since 1992 and
                                                                            Vice President since 1996
Please refer to the table "Nominees for Interested Trustee to serve until 2007 Annual Meeting of Shareholders"
for additional information about Mr. Harmon E. Burns.
----------------------------------------------------------------------------------------------------------------
Martin L. Flanagan (43)                     Vice President                         Since 1989
  One Franklin Parkway
  San Mateo, CA
  94403-1906

Principal Occupation During Past 5 Years:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial
Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director,
Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment
Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment
Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin
Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------
Jeffrey A. Everett (39)                     Vice President                         Since 2001
  P.O. Box N-7759
  Lyford Cay, Nassau
  Bahamas

Principal Occupation During Past 5 Years:
President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in
Franklin Templeton Investments; and formerly, Investment Officer, First Pennsylvania Investment Research
(until 1989).
----------------------------------------------------------------------------------------------------------------
Jimmy D. Gambill (56)                 Senior Vice President and                    Since 2002
  500 East Broward Blvd.              Chief Executive Officer--
  Suite 2100                          Finance and Administration
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of
51 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------

                                      11

    Name, Age and Address                           Position                     Length of Time Served
    ------------------------------------------------------------------------------------------------------------------
    John R. Kay (63)                             Vice President                       Since 1994
      500 East Broward Blvd.
      Suite 2100
      Fort Lauderdale, FL
      33394-3091

    Principal Occupation During Past 5 Years:
    Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.;
    Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of
    Franklin Resources, Inc. and of 35 of the investment companies in Franklin Templeton Investments; and
    formerly, Vice President and Controller, Keystone Group, Inc.
    ------------------------------------------------------------------------------------------------------------------
    Murray L. Simpson (66)                       Vice President                       Since 2000
      One Franklin Parkway                       and Assistant
      San Mateo, CA                                Secretary
      94403-1906

    Principal Occupation During Past 5 Years:
    Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin
    Templeton Investments; and formerly, Chief Executive Officer and Managing Director, Templeton Franklin
    Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
    ------------------------------------------------------------------------------------------------------------------
    Barbara J. Green (56)                        Vice President              Vice President since 2000 and
      One Franklin Parkway                       and Secretary                   Secretary since 1996
      San Mateo, CA
      94403-1906

    Principal Occupation During Past 5 Years:
    Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Senior Vice President and
    Secretary, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC,
    Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative
    Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin
    Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment Services,
    Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment Management,
    Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney
    Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and
    Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
    ---------------------------------------------------------------------------------------------------------------------

                                      12

Name, Age and Address                              Position                      Length of Time Served
----------------------------------------------------------------------------------------------------------------
David P. Goss (56)                            Vice President and                      Since 2000
  One Franklin Parkway                       Assistant Secretary
  San Mateo, CA
  94403-1906

Principal Occupation During Past 5 Years:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and formerly,
President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin
Select Realty Trust (until 2000).
----------------------------------------------------------------------------------------------------------------
Michael O. Magdol (66)                  Vice President--AML Compliance                Since 2002
  600 Fifth Avenue
  Rockefeller Center
  New York, NY 10048-0772

Principal Occupation During Past 5 Years:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI
Banque, Arch Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin
Templeton Investments.
----------------------------------------------------------------------------------------------------------------
Kimberley H. Monasterio (40)                    Treasurer and                         Since 2003
  One Franklin Parkway                     Chief Financial Officer
  San Mateo, CA
  94403-1906

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in
Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------

..ADDITIONAL INFORMATION ABOUT THE FUND

   The Investment Manager. The Investment Manager of the Fund is Templeton Asset Management Ltd.--Hong Kong Branch, a Singapore company with a branch office at Two Exchange Square, Hong Kong. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is an indirect, wholly owned subsidiary of Resources.

   The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services") with offices at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Investment Manager. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund.

   The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Fund is Mellon Investor Services LLC, 85 Challenger Road, Ridgefield Park, New Jersey 07660.

                                      13

   The Custodian. The custodian for the Fund is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

   Other Matters. The Fund's last audited financial statements and annual report for the fiscal year ended August 31, 2003 are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

   Principal Shareholders. As of January 2, 2004, the Fund had 17,678,824 shares outstanding and total net assets of $234,585,518.79. The Fund's shares are listed on the NYSE (NYSE: EMF) and on the Pacific Exchange, Inc. From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of January 2, 2004, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.

   In addition, to the knowledge of the Fund's management, as of January 2, 2004, no nominee or Trustee of the Fund owned 1% or more of the outstanding shares of the Fund, and the Trustees and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

   Contacting the Board of Trustees. If a shareholder wishes to send a communication to the Board of Trustees, such correspondence should be in writing and addressed to the Board of Trustees at the Fund's offices, 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention:
Secretary. The correspondence will then be given to the Board for their review and consideration.

..AUDIT COMMITTEE

   Audit Committee and Independent Auditors. The Fund's Audit Committee is responsible for recommending the selection of the Fund's independent auditors, including evaluating their independence, and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal accounting. The Audit Committee also reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian. The Audit Committee is comprised of Messrs. Millsaps (Chairman), Crothers, Olson and Tseretopoulos, all of whom are Independent Trustees and also are considered to be "independent" as that term is defined by the NYSE's listing standards.

   Selection of Independent Auditors. Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $18,267 for the fiscal year ended August 31, 2003 and $18,743 for the fiscal year ended August 31, 2002.

   Audit-Related Fees. The aggregate fees paid to PwC for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Fund's financial statements and not reported under "Audit Fees" above were $921 for the fiscal year ended August 31, 2003 and $275 for the fiscal year ended

                                      14

August 31, 2002. The services for which theses fees were paid included the semi-annual review of shareholder reports, internal control testing and evaluation and services in connection with the Fund's contract renewal.

   In addition, the Audit Committee pre-approves PwC's engagement for audit-related services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The fees for these services were $426,460 for the fiscal year ended August 31, 2003 and $284,400 for the fiscal year ended August 31, 2002.

   Tax Fees. PwC did not render any tax compliance, tax advice or tax planning services for the fiscal year ended August 31, 2003 or for the fiscal year ended August 31, 2002.

   PwC did not render any tax services to the Investment Manager or entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund for the fiscal year ended August 31, 2003 or for the fiscal year ended August 31, 2002.

   All Other Fees.   PwC did not bill for other products and services, other
than the services reported above, for the fiscal year ended August 31, 2003 or for the fiscal year ended August 31, 2002.

   PwC did not render other services to the Investment Manager or certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund, for the fiscal year ended August 31, 2003 or for the fiscal year ended August 31, 2002.

   Audit Committee Pre-Approval Policies and Procedures. As of the date of this Proxy Statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by PwC must be directly pre-approved by the Audit Committee.

   Aggregate Non-Audit Fees. PwC did not render any non-audit services to the Fund, to the Investment Manager or any entity controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund for the fiscal year ended August 31, 2003 and or for the fiscal year ended August 31, 2002.

   Audit Committee Report. The Board has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. A copy of the charter is attached as Exhibit B to this proxy statement.

   As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PwC, the Fund's independent auditors, to discuss the financial statements.

                                      15

   The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PwC, their independence, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the Fund's accounting principles.

   Based on its discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2003 for filing with the U.S. Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          Fred R. Millsaps (Chairman)
                                          Frank J. Crothers
                                          Andrew H. Hines, Jr.
                                          Frank A. Olson
                                          Constantine D. Tseretopoulos

..FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   Solicitation of Proxies. Your vote is being solicited by the Board of Trustees of the Fund. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. If the Fund does not receive your proxy by a certain time you may receive a telephone call from a proxy soliciting agent asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $5,000, plus expenses. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

   Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the Proposal

                                      16

on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

   Quorum. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   Method of Tabulation. The Proposal to elect Trustees requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting on the Proposal at the Meeting. Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the Proposal.

   Adjournment. The Chairman of the Board, the presiding officer of the Fund for the Meeting, and the holders of a majority of the shares present (in person or by proxy) and entitled to vote at the Meeting, each may adjourn the Meeting. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve the Proposal, or for any other reason consistent with Delaware law and the Fund's By-Laws, including to allow for the further solicitation of proxies. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the meeting to the extent permitted by the SEC's proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC's proxy rules and the Fund's proxy statement for the 2003 annual meeting.

   Shareholder Proposals. The Fund anticipates that its next annual meeting will be held on or about February 25, 2005. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund's proxy statement for the 2005 Annual Meeting of Shareholders must send such written proposal to the Fund's offices at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention: Secretary, so that it is received no later than September 22, 2004 in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at the meeting.

   A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund's proxy statement by September 22, 2004, as described above, may nonetheless present a proposal at the Fund's 2005 Annual Meeting of Shareholders if such shareholder notifies the Fund at the Fund's offices, of such proposal not earlier than September 28, 2004 and not later than October 28, 2004. If a shareholder fails to give notice within these dates, then the matter shall not be eligible for consideration at the shareholders' meeting. If, notwithstanding the effect of the foregoing notice provisions, a shareholder proposal is acted upon at the 2005 Annual Meeting of Shareholders, the persons designated as proxy holders for proxies solicited by the Board of Trustees for the 2005 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any shareholder proposal not received by the Fund at the Fund's offices by December 6, 2004. A shareholder proposal may be presented at the 2005 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

                                      17

   In addition to the requirements set forth above, a shareholder must comply with the following:

      1. A shareholder intending to present a proposal must (i) be entitled to vote at the meeting; (ii) comply with the notice procedures set forth in this proxy statement; and (iii) have been a shareholder of record at the time the shareholder's notice was received by the Fund.

      2. Each notice regarding nominations for the election of Trustees shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of outstanding shares of the Fund which are beneficially owned by each such nominee; and (iv) all such other information regarding each such nominee that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had each such nominee been nominated by the Trustees of the Fund. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the Fund.

      3. Each notice regarding business proposals shall set forth as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting;
   (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business; (iii) the number of outstanding shares of the Fund which are beneficially owned by the shareholder; (iv) any material interest of the shareholder in such business; and (v) all such other information regarding each such matter that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had each such matter been proposed by the Trustees of the Fund.

   Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund's proxy statement or presented at the meeting.

                                          By Order of the Board of Trustees,

                                          Barbara J. Green
                                          Secretary

January 20, 2004

                                      18

                                                                      EXHIBIT A

                         NOMINATING COMMITTEE CHARTER

I.  The Committee.

   The Nominating Committee (the "Committee") is a committee of, and established by, the Board of Directors/Trustees of the Fund (the "Board"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent members." For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund ("Disinterested Board members") as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

II.  Board Nominations and Functions.

   1. The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the Fund's investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

   2. The Committee also shall evaluate candidates' qualifications and make recommendations for "interested" members on the Board to the full Board.

   3. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

   4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund's offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III.  Committee Nominations and Functions.

   1. The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

   2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

                                      A-1

   3. The Committee shall, on an annual basis, review the performance of the Disinterested Board members.

IV.  Other Powers and Responsibilities.

   1. The Committee shall meet at least twice each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

   2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

   3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

   4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund's by-laws. In the event of any inconsistency between this Charter and the Fund's organizational documents, the provisions of the Fund's organizational documents shall be given precedence.

   5. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

                ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

   The Committee shall comply with any rules of any stock exchange, if any, applicable to nominating committees of closed-end funds whose shares are registered thereon.

                                      A-2

                                                                      EXHIBIT B

                            AUDIT COMMITTEE CHARTER

I.  The Committee.

   The Audit Committee ("Committee") is a committee of, and established by, the Board of Directors/Trustees of the Fund (the "Board"). The Committee shall consist of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent" members, as defined in Item 3(a)(2) of SEC Form N-CSR ("Disinterested Board members"). Members shall be financially literate. At least one member of the Committee shall be designated by the Board as an "audit committee financial expert," as defined in Item 3(b) of SEC Form N-CSR, unless the Board determines that the Fund does not have an audit committee financial expert on the Committee.

II.  Purposes of the Committee.

   The function of the Committee is to be directly responsible for overseeing the Fund's accounting and auditing processes, which shall include the appointment, compensation, retention and oversight of the work of the Fund's independent auditors ("auditors") engaged (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund. It is management's responsibility to maintain appropriate systems for accounting and internal controls. It is the auditors' responsibility to plan and carry out a proper audit and to report directly to the Committee.

   Consistent with such allocation of functions, the purposes of the Committee are:

   (a) To oversee the Fund's accounting and financial reporting policies and practices and its internal controls, and to obtain, where it deems appropriate, reports on internal controls of service providers to the Fund;

   (b) To oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof;

   (c) To act as a liaison between the Fund's independent auditors and the Board; and

   (d) To consider such other matters as it deems appropriate in carrying out its purpose and any other matters that may be assigned to it by the Board.

   In addition, the Committee shall serve as the Fund's Qualified Legal Compliance Committee ("QLCC") pursuant to Section 205 of the SEC's Standards of Professional Conduct for Attorneys (the "Standards"). In this capacity, the Committee is required to adopt and maintain written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation. "Evidence of a material violation" means credible evidence, based upon which it would be unreasonable, under the circumstances, for a prudent and competent attorney not to conclude that it is reasonably likely that a material violation of an applicable U.S. federal or state securities law, a material breach of fiduciary (or similar duty) to the Fund arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law has occurred, is ongoing, or is about to occur.

III.  Powers and Duties.

   The Committee shall have the following powers and duties to carry out its purposes:

   (a) To select the auditors, subject to approval both by the Board and by a separate vote of the Disinterested Board members, and, in connection therewith, to evaluate the independence of the auditors in accordance with applicable law.

   (b) To be directly responsible for approving the services to be provided by, and the compensation of, the auditors, including:

      (i) pre-approval of all audit and audit related services;

     (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii)pre-approval of all non-audit related services to be provided to the Fund by the auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

     (iv) establishment by the Committee, if deemed necessary or appropriate, as an alternative to Committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the Committee; provided the policies and procedures are detailed as to the particular service and the Committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

   (c) To meet with the auditors, including private meetings, as necessary to
       (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters or concerns relating to the Fund's financial statements, including any recorded and/or unrecorded adjustments to such statements recommended by the auditors, or other results of audits; (iii) consider the auditors' comments with respect to the Fund's financial policies, procedures and internal controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render.

   (d) To receive and consider reports from the auditors:

      (i) as required by generally accepted accounting standards; and

     (ii) annually and by update as required by SEC Regulation S-X, regarding:
          (w) all critical accounting policies and practices of the Fund to be used; (x) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management of the Fund, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors; (y) other material written communications between the auditors and management of the Fund, such as any management letter or schedule of unadjusted differences; and (z) all non-audit services provided to any entity in an investment company complex, as defined in SEC Regulation S-X, that were not pre-approved by the Committee pursuant to SEC Regulation S-X.

   (e) To consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors.

   (f) To investigate improprieties or suspected improprieties in Fund operations.

   (g) In considering the independence of the auditors, to request from the auditors a written statement, and other reports as necessary, describing all relationships between the auditors and the Fund, the Fund's investment adviser and service providers, and other entities advised or serviced by, including any entities controlling, controlled by or under common control with, the investment adviser or any other service providers to the Fund; to obtain and consider periodic reports from the auditors regarding whether the provision of non-audit services is compatible with maintaining the auditors' independence; and to request from the auditors a certificate that they are independent auditors under the Federal securities laws and are in compliance with all standards adopted by the Independence Standards Board.

   (h) To review the experience and qualifications of the senior members of the auditors' team and the quality control procedures of the auditors.

   (i) To require that the auditors regularly provide timely information to the Committee with respect to new rules and pronouncements by applicable regulatory and accounting standards agencies, along with an explanation of how such developments may affect the Fund's financial statements and accounting principles and practices.

   (j) To review, at such times and in the manner deemed appropriate by the Committee, the results of the annual audit and financial statements, and the report of the auditors' audit of the Fund's annual financial statements, including footnotes and any significant audit findings.

   (k) To consider management's evaluation of the Fund's disclosure controls and procedures in connection with certifications of the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer concerning (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Fund's ability to record, process, summarize and report financial data and have identified for the Fund's auditors any material weaknesses in internal controls; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal controls, and for any other purposes the Committee deems appropriate.

   (l) To inform the chief legal officer ("CLO") and chief executive officer ("CEO") of the Fund (or the equivalents thereof) of any report of evidence of a material violation by the Fund, its officers, directors/trustees, employees (if any), or agents (collectively, "affiliates").

   (m) To determine whether an investigation is necessary regarding any report of evidence of a material violation by the Fund or it affiliates.

   (n) If the Committee determines such an investigation is necessary or appropriate, (i) to notify the Board; (ii) to initiate an investigation, which may be conducted by either the CLO or by outside attorneys; and
       (iii) to retain such additional expert personnel as the Committee deems necessary to assist in the investigation.

   (o) At the conclusion of any such investigation, (i) to recommend by a majority vote, that the Fund implement an appropriate response (as defined in Section 205.2(b) of the Standards) to evidence of a material violation, and (ii) to inform the CLO and the CEO and the Board of the results of such investigation and the appropriate remedial measures to be adopted.

   (p) Acting by majority vote, to take all other appropriate action, including the authority to notify the SEC in the event the Fund fails in any material respect to implement an appropriate response that the Committee has recommended the Fund to take.

   (q) To otherwise respond to evidence of a material violation.

IV.  Other Functions and Procedures of the Committee.

   (a) The Committee shall meet at least twice each year or more frequently, in open or executive sessions. The Committee shall meet as frequently as circumstances require with (i) the auditors as provided in III (c), above; and
(ii) management's internal audit department to review and discuss internal audit functions and reports. The Committee may invite members of management, the auditors, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with the auditors, management and others, as and when it deems appropriate.

   (b) The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund or the Fund's adviser regarding accounting, internal accounting controls, or accounting matters; and
(ii) the confidential, anonymous submission by employees of the Fund or the Fund's adviser of concerns regarding questionable accounting or auditing matters.

   (c) The Committee shall have the authority to engage special counsel, experts and advisers as and when it determines necessary to carry out its duties and the Fund must provide for appropriate funding, as determined by the Committee, for payment of (i) compensation to any auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; (ii) compensation to any advisers employed by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

   (d) The Committee shall have unrestricted access to the Fund's management and management of the Fund's adviser, including, but not limited to, their chief executive officer(s), chief financial officer(s), internal auditors and any other executives and financial officers.

   (e) The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

   (f) The Committee shall review this Charter annually, or more frequently if it chooses, and recommend any changes to the Board.

                ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

   The Committee shall comply with rules of the New York Stock Exchange, Inc. and the U.S. Securities and Exchange Commission applicable to closed-end funds, including (i) the preparation of the Audit Committee Disclosure Report required to be included in the Fund's annual proxy statement; and (ii) the review and discussion of Fund financial statements and management policies in accordance with applicable Corporate Governance Rules of the New York Stock Exchange, Inc.

                                                              TLEMF PROXY 01/04

                         TEMPLETON EMERGING MARKETS FUND
               ANNUAL MEETING OF SHAREHOLDERS - FEBRUARY 27, 2004

The undersigned hereby revokes all previous proxies for his/her shares and appoints BARBARA J. GREEN, ROBERT C. ROSSELOT and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Emerging Markets Fund (the "Fund") that the undersigned is entitled to vote at the Fund's Annual Meeting of Shareholders (the "Meeting") to be held at 500 East Broward Blvd., 12th Floor, Fort Lauderdale, Florida 33394 at 10:00 a.m., Eastern time, on the 27th day of February, 2004, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSAL (INCLUDING ALL NOMINEES FOR TRUSTEE). IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

                 (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)

                              FOLD AND DETACH HERE

                                                   PLEASE MARK YOUR VOTE
                                                   AS INDICATED IN THIS
                                                   EXAMPLE                [X]

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.


Proposal - Election of Trustees

     FOR all nominees               WITHHOLD          Nominees: 01 Harmon E. Burns, 02 Charles B. Johnson
    listed (except as              AUTHORITY          03 Frank A. Olson and 04 Constantine D. Tseretopoulos
   marked to the right)         to vote for all
                                nominees listed

         [ ]                         [ ]              TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                                                      NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE
                                                      BELOW.

                                                      ------------------------------------------------------------



I PLAN TO ATTEND THE MEETING.             YES      NO
                                          [ ]      [ ]


SIGNATURE(S):                                           DATED:           , 2004
             ------------------------------------------       -----------
Please sign exactly as your name appears on this proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

                              FOLD AND DETACH HERE